LS OPPORTUNITY FUND

Supplement to Prospectus and Statement of Additional Information dated September 28, 2021

John D. Gillespie, one of the four named co-portfolio managers at the Fund’s Sub Advisor, Prospector Partners, LLC, will no longer serve as a co-portfolio manager but will continue to serve as the managing member of Prospector Partners, where he will remain involved in the overall investment process, and will continue to retain non-portfolio management responsibilities. This is effective January 7, 2022 (the “Effective Date”).

Kevin R. O’Brien, Jason A. Kish, and Steven R. Labbe will continue to serve as co-portfolio managers for the Fund.

All references to Mr. Gillespie as co-portfolio manager in the Prospectus and Statement of Additional Information are no longer applicable.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated September 28, 2021, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (877) 336-6763.

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Supplement dated January 7, 2022